THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Advisory

Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This Supplement to the summary prospectus for your individual annuity contract outlines important revisions that become effective on and after August 19, 2024. These revisions are related to:

a)	Limits to maximum Purchase Payments; and
b)	Appendix A – Funds Available Under The Contract.

All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Purchase Payments – Investing in the Contract: Beginning September 16, 2024, the following rules will apply to maximum Purchase Payments:

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts) for the same Contractowner, joint owner, and/or Annuitant.

Appendix A – Funds Available Under the Contract: On August 23, 2024, the LVIP Wellington Capital Growth Fund will be reorganized into the LVIP American Century Ultra® Fund and will no longer be available as a fund option.

Please retain this Supplement for future reference.